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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 March 10, 2005
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                Date of Report (Date of earliest event reported)

                           GENERAL BEARING CORPORATION
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             (Exact name of registrant as specified in its charter)

            Delaware                      000-22053               13-2796245
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(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)

                                 44 High Street
                           West Nyack, New York 10994
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           (Address of principal executive offices including zip code)

               Registrant's telephone number, including area code:
                                 (845) 358-6000
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                                 Not applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01(d) Notice of Delisting or Failure to Satisfy a Continued Listing rule or Standard; Transfer of Listing.

      On March 4, 2005, General Bearing Corporation's Board of Directors approved termination of the registration of the General Bearing's common stock under the Securities Exchange Act of 1934. General Bearing filed Form 15, Certificate and Notice of Termination of Registration on March 10, 2005. General Bearing's securities are held by less than 300 record holders. Pursuant to Rules 12g-4(a)(1)(i) and 12h-3(b)(1)(i) under the Exchange Act, General Bearing's duty to file any reports under Section 13(a) and 15(d) of the Exchange Act is suspended immediately upon filing Form 15.

Item 8.01 Other Events.

      On March 10, 2005, General Bearing issued a press release announcing its decision to deregister its common stock under the Securities Exchange Act of 1934. A copy of the press release is filed as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

      On March 14, 2005, the Company's Common Stock, ticker symbol GNRL, was delisted from Nasdaq Small Cap. On March 14, 2005, General Bearing's Common Stock began trading on the "Pink Sheets" under the symbol "GNRL.PK".

Item 9.01. Financial Statements and Exhibits.

(c)   Exhibits.

Exhibit 99.1            Press Release of General Bearing Corporation, dated
                        March 10, 2005.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                GENERAL BEARING CORPORATION


                                                By: /s/ David L. Gussack
                                                    ----------------------------
                                                    David L. Gussack
                                                    Chief Executive Officer

Dated: March 11, 2005

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                                  Exhibit Index

Exhibit No.             Description
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99.1                    Press Release of General Bearing Corporation, dated
                        March 10, 2005.